Exhibit h (xx)

USAA Transfer Agency Company
9800 Fredericksburg Road
San Antonio, TX  78288

Gentlemen:

Pursuant to Section 1(b) of the Amended and Restated Transfer Agency Agreement dated as of May 1, 2012, between USAA Mutual Funds Trust (the Trust), formerly known as USAA State Tax-Free Trust, and USAA Transfer Agency Company d/b/a Shareholder Account Services, (the Transfer Agent or SAS) please be advised that the Trust has established two new series (New Funds) and three new classes of its shares (New Classes) as set forth below:

_________________________________

USAA Target Retirement 2060 Fund
USAA Flexible Income Fund
USAA Global Managed Volatility Fund Shares
USAA Total Return Strategy Fund Institutional Shares
USAA Ultra Short-Term Bond Fund Institutional Shares
_________________________________

Please be further advised that the Trust desires to retain the Transfer Agent to render transfer agency services under the Transfer Agency Agreement to the New Funds and New Classes in accordance with the fee schedule attached hereto as Exhibit A.

Please state below whether you are willing to render such services in accordance with the fee schedule attached hereto as Exhibit A.

                                                                                                                                       USAA MUTUAL FUNDS TRUST

Attest:   /S/ JAMES G. WHETZEL                                                                         By: /S/ DANIEL S. MCNAMARA
               James G. Whetzel                                                                                              Daniel S. McNamara
               Secretary                                                                                                            President

Dated:  July 12, 2013

We are willing to render services to the New Funds and New Classes in accordance with the fee schedule attached hereto as Exhibit A.

                                                                                                                                USAA TRANSFER AGENCY COMPANY

Attest:   /S/ JAMES G. WHETZEL                                                By: /S/ TERRI LUENSMANN
                James G. Whetzel                                                                                     Terri Luensmann
Secretary                                                                                                   Vice President

Dated:  July 12, 2013

Exhibit A

USAA Transfer Agency Company

Fee Information for Services as
Plan, Transfer, and Dividend Disbursing Agent

USAA MUTUAL FUNDS TRUST
(formerly known as USAA State Tax-Free Trust)
_____________________________________________________

Transfer Agency Fee - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. SAS will charge for each open and funded account as determined in SAS's sole discretion from the month the account is opened through January of the year following the year all funds are redeemed from the account. In its sole discretion, SAS can determine to charge or waive the applicable fee.

USAA Target Retirement 2060 Fund – charge per account                                                                                                   $0
USAA Flexible Income Fund Shares – charge per account                                                                                                   $25.50
USAA Flexible Income Fund Adviser Shares – charge per account                                                                                    $25.50
USAA Global Managed Volatility Fund Shares
    – charge per account                                                                                                                                                                 $23

The annual fee for the following includes the processing of all transactions and correspondence. The fee is calculated on average daily net assets at the rates noted below and are accrued daily and paid monthly.

  USAA Flexible Income Fund – Institutional Shares                                                                                                           0.10%
  USAA Total Return Strategy Fund Institutional Shares                                                                                                   0.10%
  USAA Ultra Short-Term Bond Fund Institutional Shares                                                                                                 0.10%

USAA MUTUAL FUNDS TRUST                                                                           USAA TRANSFER AGENCY COMPANY

By: /S/ DANIEL S. MCNAMARA                                                                           By:  /S/ TERRI LUENSMANN
       Daniel S. McNamara                                                                                                    Terri Luensmann
       President                                                                                                                        Vice President

Dated: July 12, 2013                                                                                       Dated:  July 12, 2013

Exhibit h (xxi)

USAA Asset Management Company
9800 Fredericksburg Road
San Antonio, TX  78288

Gentlemen:

Pursuant to paragraph 1(b) of the Administration and Servicing Agreement dated as of August 1, 2001, as amended, between USAA Mutual Funds Trust (the Trust), formerly known as USAA State Tax-Free Trust, and USAA Investment Management Company as transferred to USAA Asset Management Company (AMCO) (the Administrator), please be advised that the Trust has established two new series of its shares (New Funds) and three New Class (New Classes) of its shares as set forth below, and please be further advised that the Trust desires to retain the Administrator to render administration and shareholder servicing services under the Administration and Servicing Agreement to the New Funds and New Classes of shares at the fees stated below:

USAA Target Retirement 2060 Fund                                                                                                                0.00%
USAA Flexible Income Fund Shares                                                                                                                0.15%
USAA Flexible Income Fund Adviser Shares                                                                                                 0.15%
USAA Flexible Income Fund Institutional Shares                                                                                         0.10%
USAA Global Managed Volatility Fund Shares                                                                                             0.15%
USAA Total Return Strategy Fund Institutional Shares                                                                               0.10%
USAA Ultra Short-Term Bond Fund Institutional Shares                                                                             0.10%

In addition, revised Exhibit A to the Administration and Servicing Agreement reflecting the addition of the New Funds and New Classes to the Administration and Servicing Agreement is attached hereto as Exhibit A and is hereby approved.

Please state below whether you are willing to render such services at the fees stated above.

                                                                                                                                      USAA MUTUAL FUNDS TRUST

Attest:  /S/ JAMES G. WHETZEL                                                                         By:   /S/ DANIEL S. MCNAMARA
              James G. Whetzel                                                                                                Daniel S. McNamara
              Secretary                                                                                                              President

Dated:   July 12, 2013

We are willing to render services to the New Funds and New Classes at the fees stated above. In addition, we approve Exhibit A hereto as revised Exhibit A to the Administration and Servicing Agreement.

                                                                                                                                  USAA ASSET MANAGEMENT COMPANY

Attest:   /S/ JAMES G. WHETZEL                                           By:   /S/ BROOKS ENGLEHARDT
                James G. Whetzel                                                                                  Brooks Englehardt
Secretary                                                                                                 President

Dated:  July 12, 2013

EXHIBIT A - LISTING OF FUNDS AND FEES

Aggressive Growth Fund                                                                                                                                                0.25%
Aggressive Growth Fund – Institutional Shares                                                                                                         0.10%
Capital Growth Fund                                                                                                                                                        0.15%
California Bond Fund                                                                                                                                                       0.15%
California Money Market Fund                                                                                                                                     0.10%
Cornerstone Conservative Fund                                                                                                                                   0.00%
Cornerstone Moderately Conservative Fund                                                                                                             0.15%
Cornerstone Moderate Fund                                                                                                                                         0.15%
Cornerstone Moderately Aggressive Fund                                                                                                                0.15%
Cornerstone Aggressive Fund                                                                                                                                      0.15%
Cornerstone Equity Fund                                                                                                                                               0.00%
Emerging Markets Fund                                                                                                                                                 0.15%
Emerging Markets Fund – Institutional Shares                                                                                                          0.10%
Extended Market Index Fund                                                                                                                                        0.25%*
First Start Growth Fund                                                                                                                                                  0.15%
Flexible Income Fund                                                                                                                                                      0.15%
Flexible Income Fund – Institutional Shares                                                                                                               0.10%
Global Managed Volatility Fund                                                                                                                                   0.15%
Global Managed Volatility Fund – Institutional Shares                                                                                            0.05%
Government Securities Fund                                                                                                                                         0.15%
Growth & Income Fund                                                                                                                                                  0.15%
Growth and Tax Strategy Fund                                                                                                                                     0.15%
Growth Fund                                                                                                                                                                    0.15%
Growth Fund – Institutional Shares                                                                                                                             0.10%
High Income Fund                                                                                                                                                          0.15%
High Income Fund – Institutional Shares                                                                                                                   0.10%
Income Stock Fund                                                                                                                                                         0.15%
Income Stock Fund – Institutional Shares                                                                                                                  0.10%
Income Fund                                                                                                                                                                    0.15%
Income Fund – Institutional Shares                                                                                                                            0.10%
Intermediate-Term Bond Fund                                                                                                                                     0.15%
Intermediate-Term Bond Fund – Institutional Shares                                                                                              0.10%
International Fund                                                                                                                                                         0.15%
International Fund – Institutional Shares                                                                                                                  0.10%
Managed Allocation Fund                                                                                                                                           0.05%
Money Market Fund                                                                                                                                                    0.10%
Nasdaq-100 Index Fund                                                                                                                                               0.15%
New York Bond Fund                                                                                                                                                   0.15%
New York Money Market Fund                                                                                                                                 0.10%
Precious Metals and Minerals Fund                                                                                                                         0.15%
Precious Metals and Minerals Fund – Institutional Shares                                                                                  0.10%
Real Return Fund                                                                                                                                                         0.15%

Real Return Fund – Institutional Shares                                                                                                         0.10%
S&P 500 Index Fund                                                                                                                                           0.06%
Science & Technology Fund                                                                                                                            0.15%
Short-Term Bond Fund                                                                                                                                      0.15%
Short-Term Bond Fund – Institutional Shares                                                                                               0.10%
Small Cap Stock Fund                                                                                                                                        0.15%
Small Cap Stock Fund – Institutional Shares                                                                                                 0.10%
Target Retirement Income Fund                                                                                                                       0.00%
Target Retirement 2020 Fund                                                                                                                            0.00%
Target Retirement 2030 Fund                                                                                                                            0.00%
Target Retirement 2040 Fund                                                                                                                            0.00%
Target Retirement 2050 Fund                                                                                                                            0.00%
Target Retirement 2060 Fund                                                                                                                            0.00%
Tax Exempt Intermediate-Term Fund                                                                                                               0.15%
Tax Exempt Long-Term Fund                                                                                                                            0.15%
Tax Exempt Money Market Fund                                                                                                                     0.10%
Tax Exempt Short-Term Fund                                                                                                                           0.15%
Treasury Money Market Trust                                                                                                                        0.10%
Total Return Strategy Fund                                                                                                                              0.15%
Total Return Strategy Fund – Institutional Shares                                                                                       0.10%
Ultra Short-Term Bond Fund                                                                                                                            0.15%
Ultra Short-Term Bond Fund – Institutional Shares                                                                                     0.10%
Value Fund                                                                                                                                                          0.15%
Value Fund – Institutional Shares                                                                                                                   0.10%
Virginia Bond Fund                                                                                                                                           0.15%
Virginia Money Market Fund                                                                                                                          0.10%
World Growth Fund                                                                                                                                         0.15%

* The fee is computed daily and paid monthly, at an annual rate equal to 0.25%, and up to 0.10% of this fee shall be paid to BlackRock Advisers for subadministrative services.

     (a) The Trust shall pay AMCO a fee for each Fund, payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in this Exhibit.

     (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by (ii) the number of such days.

Exhibit h (xxii)

SCHEDULE A TO FACILITY AGREEMENT LETTER

FUNDS FOR WHOSE BENEFIT LOANS CAN BE BORROWED
UNDER FACILITY AGREEMENT LETTER AND BORROWING LIMIT

Borrower	Funds*	Maximum Percent of the Total Assets
Which Can Be Borrowed Under
Facility Agreement With CapCo

USAA Mutual Funds Trust	USAA Aggressive Growth	5% of Total Assets
USAA Growth & Income                                                                                  ²
USAA Income Stock                                                                                         ²
USAA Short-Term Bond                                                                                  ²
USAA Money Market                                                                                      ²
USAA Growth                                                                                                    ²
USAA Income                                                                                                    ²
USAA S&P 500 Index                                                                                       ²
USAA Science & Technology                                                                        ²
USAA First Start Growth                                                                                 ²
USAA High Income                                                                                          ²
USAA Intermediate-Term Bond                                                                      ²
USAA Small Cap Stock                                                                                     ²
USAA Extended Market Index                                                                        ²
USAA Nasdaq-100 Index                                                                                 ²
USAA Capital Growth                                                                                      ²
       USAA Value                                                                                                       ²
USAA Cornerstone Moderately Aggressive	²
USAA Precious Metals and Minerals                                                           ²
USAA International                                                                                         ²
USAA World Growth                                                                                      ²
USAA Government Securities                                                                       ²
USAA Treasury Money Market Trust                                                         ²
USAA Emerging Markets                                                                               ²
USAA Growth and Tax Strategy                                                                   ²
       USAA Cornerstone Moderate                                                                        ²
USAA Cornerstone Conservative                                                                “
USAA Cornerstone Moderately Conservative                                          “
USAA Cornerstone Aggressive                                                                   “
USAA Cornerstone Equity                                                                            “
USAA Total Return Strategy                                                                        ²
USAA Target Retirement 2020 Fund                                                            ²
USAA Target Retirement 2030 Fund                                                            ²
USAA Target Retirement 2040 Fund                                                            ²
USAA Target Retirement 2050 Fund                                                            ²
USAA Target Retirement 2060 Fund                                                            “
USAA Target Retirement Income Fund                                                       ²
USAA Global Managed Volatility Fund                                                      ²
USAA Managed Allocation Fund                                                                ²
USAA Ultra Short-Term Bond Fund                                                            “
USAA Real Return Fund                                                                                “
USAA Flexible Income Fund                                                                          “

USAA Tax Exempt Long-Term	²
USAA Tax Exempt Intermediate-Term                                                          ²
USAA Tax Exempt Short-Term                                                                       ²
USAA Tax Exempt Money Market                                                                ²
       USAA California Bond                                                                                     ²
USAA California Money Market                                                                   ²
USAA New York Bond                                                                                   ²
USAA New York Money Market                                                                  ²
USAA Virginia Bond                                                                                      ²
USAA Virginia Money Market                                                                     ²
*includes all share classes

Amended July 12, 2013
Schedule A

EXHIBIT B

EXHIBIT B TO FACILITY AGREEMENT LETTER

BORROWER INFORMATION SHEET

USAA MUTUAL FUNDS TRUST	(BORROWER)

ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO THE BORROWER:

9800 Fredericksburg Road
San Antonio, Texas 78288 (for Federal Express, 78240)

Attention:                      R. Matthew Freund
        Senior Vice President, Investment Portfolio Management
        USAA Asset Management Company
Telephone:                      (210) 498-7405
Cell phone:                      (210) 913-7405
Fax:                                   (210) 498-6707
e-mail:                             matthew.freund@usaa.com

Attention:                      John P. Toohey
        Vice President, Equity Investments
         USAA Asset Management Company
Telephone:                      (210) 498-0494
Fax:                                   (210) 498-4831
e-mail:                               john.toohey@usaa.com

Attention:                      Roberto Galindo, Jr.
        Assistant Vice President
        Portfolio Accounting & Financial Administration
        USAA Asset Management Company
Telephone:                     (210) 498-7261
Cell phone:                     (210) 913-7261
Fax:                                  (210) 498-7819
e-mail:                              bob.galindo@usaa.com

ADDRESS FOR BORROWING AND PAYMENTS:

9800 Fredericksburg Road
San Antonio, Texas 78288 (for Federal Express, 78240)

Attention:                       Roberto Galindo, Jr.
         Assistant Vice President
         Portfolio Accounting & Financial Administration
         USAA Asset Management Company
Telephone:                      (210) 498-7261
Fax:                                   (210) 498-7819
e-mail:                              bob.galindo@usaa.com

INSTRUCTIONS FOR PAYMENTS TO BORROWER:

WE PAY VIA:      X    FED FUNDS                             _____ CHIPS
Exhibit B

TO:           (PLEASE PLACE BANK NAME, CORRESPONDENT NAME (IF APPLICABLE), CHIPS AND/OR FED FUNDS ACCOUNT NUMBER BELOW)

USAA MUTUAL FUNDS TRUST

State Street Bank and Trust Company, Boston, Massachusetts

ABA #011000028

USAA Aggressive Growth Fund                                                                           Acct.# 6938-502-9

USAA Growth & Income Fund                                                                              Acct.# 0022-334-7

USAA Income Stock Fund                                                                                     Acct.# 0018-780-7

USAA Short-Term Bond Fund                                                                               Acct.# 6938-517-7

USAA Money Market Fund                                                                                  Acct.# 6938-498-0

USAA Growth Fund                                                                                               Acct.# 6938-827-0

USAA Income Fund                                                                                                Acct.# 6938-494-9

USAA Science & Technology Fund                                                                    Acct.# 6938-515-1

USAA First Start Growth Fund                                                                             Acct.# 0020-571-6

USAA High- Income  Fund                                                                                    Acct.# 6938-576-3

USAA Intermediate-Term Bond Fund                                                                  Acct.# 6938-577-1

USAA Small Cap Stock Fund                                                                                Acct.# 0005-523-5

USAA Nasdaq-100 Index Fund                                                                            Acct.# 6938-794-2

USAA Capital Growth Fund                                                                                 Acct.# 6938-796-7

USAA Value Fund                                                                                                 Acct.# 6938-799-1

USAA Cornerstone Moderately Aggressive  Fund                                         Acct.# 6938-814-8

USAA Precious Metals and Minerals Fund                                                      Acct.# 6938-488-1

USAA International Fund                                                                                     Acct.# 6938-497-2

USAA World Growth Fund                                                                                  Acct.# 6938-504-5

USAA Government Securities Fund                                                                    Acct.# 6938-486-5

USAA Treasury Money Market Trust                                                                Acct.# 6938-493-1

USAA Emerging Markets Fund                                                                            Acct.# 6938-501-1

USAA Growth and Tax Strategy Fund                                                                Acct.# 6938-820-5

USAA Cornerstone Moderate  Fund                                                                   Acct.# 6938-825-4

USAA Cornerstone Conservative Fund                                                             Acct.# 1018-671-6

USAA Cornerstone Moderately Conservative Fund                                       Acct.# 1018-677-3

USAA Cornerstone Aggressive Fund                                                                Acct.# 1018-666-6

USAA Cornerstone Equity Fund                                                                         Acct.# 1018-672-4

USAA Total Return Strategy Fund                                                                     Acct.# 0015-342-9

USAA Tax Exempt Long-Term Fund                                                                  Acct.# 6938-492-3

USAA Tax Exempt Intermediate-Term Fund                                                     Acct.# 6938-496-4

USAA Tax Exempt Short-Term Fund                                                                  Acct.# 6938-500-3

USAA Tax Exempt Money Market Fund                                                           Acct.# 6938-514-4

USAA California Bond Fund                                                                               Acct.# 6938-489-9

USAA California Money Market Fund                                                              Acct.# 6938-491-5

USAA New York Bond Fund                                                                               Acct.# 6938-503-7

USAA New York Money Market Fund                                                              Acct.# 6938-511-0

USAA Virginia Bond Fund                                                                                   Acct.# 6938-512-8

USAA Virginia Money Market Fund                                                                 Acct.# 6938-513-6

USAA Target Retirement Income Fund                                                             Acct.# 0044-953-8

USAA Target Retirement 2020 Fund                                                                  Acct.# 0044-954-6

USAA Target Retirement 2030 Fund                                                                  Acct.# 0044-955-3

USAA Target Retirement 2040 Fund                                                                  Acct.# 0044-956-1

USAA Target Retirement 2050 Fund                                                                  Acct.# 0044-957-9

USAA Target Retirement 2060 Fund                                                                  Acct.#

USAA Global Managed Volatility Fund                                                            Acct.# 0044-958-7

USAA Managed Allocation Fund                                                                      Acct.# 0057-239-6

USAA Ultra Short-Term Bond Fund                                                                   Acct.# 1006-303-0

USAA Real Return Fund                                                                                       Acct.# 1006-304-8

USAA Flexible Income Fund                                                                                Acct.#

Northern Trust Company, Chicago, Illinois

ABA #071000152

USAA S&P 500 Index Fund-Member Shares                                                     Acct.# 800138-20

J P Morgan Chase Bank, New York, NY

ABA #021000021

USAA Extended Market Index Fund                                                                   Acct.# P83544

Exhibit  B
Amended July 12, 2013